UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
____________________

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Wyman Street, Waltham, MA 02451
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.03. Material Modification to Rights of Security Holders.
(a) The information set forth in Items 5.03 and 8.01 below is hereby incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As described in Item 5.07 below, on June 17, 2025, the shareholders of Pegasystems Inc. (the “Company”) approved the amended and restated Pegasystems Inc. 2004 Long-Term Incentive Plan (the “Plan”). A description of the material terms and conditions of the Plan is provided in Proposal 3 of the Company’s definitive proxy statement for the 2025 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025 and is incorporated herein by reference.
The foregoing description of the Plan is qualified in its entirety by reference to a full and complete copy of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) As described in Item 5.07 below, on June 17, 2025, the shareholders of the Company approved amendments to the Company’s Restated Articles of Organization (the “Charter”) to increase the number of authorized shares of the Company’s common stock, $0.01 par value per share, from 200,000,000 shares to 400,000,000 shares. The proposal for the foregoing Charter amendment was disclosed in the Company’s definitive proxy statement that was filed with the SEC on April 25, 2025.
On June 17, 2025, the Company filed the Articles of Amendment with the Massachusetts Secretary of the Commonwealth to effect the foregoing Charter amendment. A full and complete copy of the Charter, as amended, and the Articles of Amendment are filed herewith as Exhibits 3.1 and 3.2, respectively. The foregoing description of the amendment to the Charter is qualified in its entirety by reference to the full and complete copy of the Charter filed herewith, which are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Company’s 2025 Annual Meeting of Shareholders was held on June 17, 2025. At the Annual Meeting, the following items were presented to the shareholders of the Company for their approval, and the shareholders voted as follows:

1. To elect the eight nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of shareholders as follows

	Rohit Ghai	Peter Gyenes	Richard Jones	Christopher Lafond	Dianne Ledingham	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	74,877,486	71,626,907	70,898,874	73,562,759	74,207,995	71,812,180	74,265,774	66,480,378
AGAINST	444,094	3,695,821	4,423,894	1,759,995	1,006,795	3,402,426	1,056,252	8,815,778
ABSTAIN	19,175	18,028	17,988	18,002	126,006	126,150	18,729	44,600
NON VOTES	5,265,439	5,265,439	5,265,439	5,265,439	5,265,439	5,265,439	5,265,439	5,265,439

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by a vote of shareholders as follows:

Executive Compensation
FOR	73,515,763
AGAINST	1,776,719
ABSTAIN	48,273
NON VOTES	5,265,439

3. To approve the amended and restated Pegasystems Inc. 2004 Long-Term Incentive Plan. The proposal was approved by a vote of shareholders as follows:

Long-Term Incentive Plan
FOR	51,118,155
AGAINST	24,200,266
ABSTAIN	22,335
NON VOTES	5,265,439

4. To approve an amendment to the Company’s Restated Articles of Organization to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The amendment to the Company’s Restated Articles of Organization to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 was approved by a vote of stockholders as follows:

Amendment to the Company’s Restated Articles of Organization
FOR	71,953,985
AGAINST	3,343,698
ABSTAIN	43,073
NON VOTES	5,265,439

5. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved by a vote of shareholders as follows:

Auditors
FOR	79,243,824
AGAINST	967,693
ABSTAIN	394,678

Item 8.01. Other Events.
As previously disclosed in the Form 8-K filed on February 12, 2025 by the Company with the SEC, the Company’s board of directors (the “Board”) has approved a two-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”), to be effected as a stock dividend, and a proportionate increase in the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Authorized Share Increase”). The Stock Split and the Authorized Share Increase were subject to shareholder approval of an amendment to the Company’s Restated Articles of Organization (the “Charter Amendment”) and the filing of the Charter Amendment with the Secretary of State of the Commonwealth of Massachusetts. As described above in Items 5.03 and 5.07, the requisite shareholder approval was obtained on June 17, 2025 and the Charter Amendment was then filed on June 17, 2025.
Accordingly, as previously disclosed in the Form 8-K filed on February 12, 2025 by the Company with the SEC, every one share of Common Stock outstanding on June 10, 2025, the record date for the Stock Split, will receive one additional share of Common Stock for each share of Common Stock held on the record date, with the distribution expected to occur on June 20, 2025. The Company expects that its Common Stock will begin trading on a post-split basis on June 23, 2025.
As a result of the Stock Split, proportionate adjustments will be made to the number of shares of Common Stock issuable under the Company’s equity incentive plans and the number of shares underlying outstanding equity awards, as well as to the exercise price of any outstanding stock options.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including the expected distribution and trading dates for the Stock Split shares.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
It is possible that there could be delays in the distribution of the Stock Split shares to shareholders or trading of such shares on the NASDAQ Global Select Market for administrative reasons, some of which are managed by third parties and may be out of the Company’s control. In addition, forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the successful execution of investments in artificial intelligence;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•foreign currency exchange rates;
•potential legal and financial liabilities, as well as damage to our reputation, due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp.;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024, and other filings we make with the SEC.
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this Current Report represent our views as of June 17, 2025.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
3.1	Restated Articles of Organization of the Company and Amendments thereto filed June 22, 2012, June 13, 2014, and June 17, 2025
3.2	Articles of Amendment, filed June 17, 2025, to Restated Articles of Organization of the Company
10.1	Pegasystems Inc. 2004 Long-Term Incentive Plan (Filed as Appendix A with the Registrant’s 2025 Proxy Statement, filed on April 25, 2025 and incorporated herein by reference).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 18, 2025	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Senior Vice President, Chief Commercial Officer, General Counsel and Secretary